Company information	6 Months Ended
Jun. 30, 2024
Company information
Company information

Note 1.    Company information

1.1	Company information

Inventiva S.A. is a public limited company registered and domiciled in France. Its head office is located at 50 rue de Dijon, 21121 Daix. The consolidated ﬁnancial statements of the company Inventiva include Inventiva S.A. and its subsidiary Inventiva Inc., created in January 2021 (the group is designated as “Inventiva” or the “Company”).

Inventiva’s ordinary shares have been listed on compartment B of Euronext Paris regulated market since February 2017 and Inventiva’s American Depositary Shares (“ADSs”), each representing one ordinary share, have been listed on the Nasdaq Global Market since July 2020.

Inventiva is a clinical-stage biopharmaceutical company focused on the development of oral small molecule therapies for the treatment of metabolic dysfunction-associated steatohepatitis (“MASH”), also known as non-alcoholic steatohepatitis (“NASH”) and other diseases with significant unmet medical need.

Leveraging its expertise and experience in the domain of compounds targeting nuclear receptors, transcription factors and epigenetic modulation, Inventiva is currently advancing lanifibranor for the treatment of MASH/NASH, as well as a pipeline of earlier stage programs in oncology discovery.

Lanifibranor, its lead product candidate, is being developed for the treatment of patients with MASH/NASH, a chronic and progressive liver disease. In 2020, the Company announced positive topline data from its Phase IIb clinical trial evaluating lanifibranor for the treatment of patients with MASH/NASH and announced that the U.S. Food and Drug Administration ("FDA") had granted the Company the status of Breakthrough Therapy and Fast Track designation. The Company initiated the pivotal Phase III trial of lanifibranor in MASH/NASH (“NATiV3”) in the second half of 2021. In March 2024, the Company announced positive results from its Phase IIa combination trial with lanifibranor and empagliflozin in patients with MASH/NASH and Type 2 Diabetes (“DT2”) (“LEGEND”).

In the first half of 2022, the Company faced delays in its NATiV3 trial that were primarily due to a higher than originally projected screen failure rate resulting in slower than anticipated enrollment rate. In addition, the Company experienced slower than predicted site activation, screening and enrollment due to negative impacts from the COVID-19 pandemic, mainly during the years 2020 and 2021, and the Company was unable to conduct clinical trial activities at sites originally located in Ukraine due to the war between Ukraine and Russia and made the decision to put recruitment for its NATiV3 trial in Ukraine on hold and close all sites in Russia. Global geopolitical events that continue to impact the markets (including Russia's invasion of Ukraine or the state of war between Israel and Hamas) could affect the Company.

In January 2023, the Company amended the protocol for the NATiV3 trial in part to potentially accelerate enrollment and identified additional sites to help compensate for the inability to use sites in Ukraine and Russia. The revised study design limits the planned duration of the trial to 120 weeks instead of up to seven years, reduces the number of biopsies from three to two and included a 48-week active treatment extension study. The Company expects that the changes to the clinical development plan of lanifibranor, including plans for a new Phase III trial in patients with MASH/NASH and compensated cirrhosis, will be beneficial to the lanifibranor clinical program by reducing the number of biopsies and the trial duration, eventually offering all patients in the trial access to treatment and potentially expanding the addressable patient population beyond patients with F2 and F3 fibrosis to patients with MASH/NASH and compensated cirrhosis.

In September 2022, the Company entered into a license and collaboration agreement with Chia Tai Tianqing Pharmaceutical Group, Co., LTD (“CTTQ”), a Sino Biopharm group company, to develop and commercialize, subject to regulatory approval, lanifibranor for the treatment of MASH/NASH and other metabolic diseases in Mainland China, Hong Kong Special Administrative Region, Macau Special Administrative Region and Taiwan (“CTTQ Territory”). In May 2023, the Company announced that CTTQ had received the Investigational New Drug (“IND”) approval from the Chinese National Medicine Products Administration (“NMPA”) allowing CTTQ to initiate the clinical development of lanifibranor in MASH/NASH in mainland China. CTTQ is participating in the ongoing NATiV3 Phase III trial and is conducting a Phase I clinical pharmacology study. In the framework of its participation in the Company’s NATiV3 Phase III global clinical trials, pursuant to the terms of the agreement, CTTQ bears all costs associated with these trials conducted in the CTTQ Territory.

In September 2023, the Company and Hepalys Pharma, Inc. (“Hepalys”) announced an exclusive licensing agreement to develop and commercialize lanifibranor in Japan and South Korea (the “Hepalys License Agreement”). Hepalys is a new company created by Catalys Pacific Fund II, LP (“Catalys”). Under the Hepalys License Agreement, the Company received a $10 million upfront payment (equal to €9.5 million) on October 18, 2023, and is eligible to receive up to $231 million if certain clinical, regulatory and commercial conditions are met; in addition to tiered royalties from mid double digits to low twenties based on net sales of lanifibranor in Japan and South Korea, subject to regulatory approval. In parallel with the Hepalys License Agreement, the Company entered into an option agreement with Catalys to acquire 30% of the shares of Hepalys (the “Catalys Option Agreement”). The Company exercised that option on September 26, 2023, with an effective date of October 11, 2023, at an aggregate exercise price of ¥300 (equal to €1.90). Also on September 20, 2023, the Company entered into a shareholders agreement with Catalys and Hepalys (the “Catalys Shareholders Agreement”). Pursuant to the Catalys Shareholders Agreement, the Company has the option to acquire all outstanding shares of Hepalys at a pre-agreed multiple of post-money valuation and the Company has a right of first refusal if Hepalys receives an offer for the license or rights related to lanifibranor.

In the first quarter of 2024, following a routine visit during the Company’s NATiV3 clinical trial of lanifibranor in MASH/NASH, a Suspected Unexpected Serious Adverse Reaction (“SUSAR”) was reported in a patient. As a result of this SUSAR, the Company decided to voluntarily pause screening and randomization to implement changes to the enrollment criteria to exclude patients diagnosed or with a predisposition to autoimmune liver or thyroid disease and more frequent liver monitoring for patients enrolled in the trial as recommended by the Data Monitoring Committee (“DMC”)[3].

On March 7, 2024, the Company announced that screening activities had resumed in American sites under central Institutional Review Board (“IRB”). The impact of the pause on the overall timeline of the trial remains unclear, as new exclusion criteria were added, which may increase the screen failure rate, and the SUSAR, new exclusion criteria and increased liver monitoring may discourage potential trial participants.

On March 18, 2024, the Company announced positive results from its LEGEND proof-of-concept study combining lanifibranor with empagliflozin in patients with MASH/NASH and DT2.

The Company expects the first visit of the last patient to be in the fourth quarter of 2024 and to complete randomization in the first half of 2025. Due to a delay of around 3 to 5 months in recruitment, the Company is currently targeting the first visit of the last patient for the second half of 2024 and the publication of the main results for the beginning of the second half of 2026. The publication of the topline results of the part 1 of the NATiV3 trial is targeted for the second half of 2026 (versus the beginning of the second half of 2026 as previously announced). If the results of the trial confirm sufficient clinical benefit and a continued good safety profile, the Company plans to file an application for accelerated approval in the United States and conditional authorization in the European Union for the marketing of lanifibranor.

The Company’s pipeline also includes odiparcil, which it was previously developing for the treatment of patients with mucopolysaccharidosis type VI (“MPS VI”), a group of rare genetic diseases. As announced in 2020, the Company decided to focus its clinical efforts on the development of lanifibranor. Based on feedback from the FDA, the Company believes there is potential for an efficient development pathway for odiparcil for the treatment of MPS VI and it continues to review potential options to further develop odiparcil for the treatment of MPS VI, which may include pursuing or creating a partnership, license or other transaction.

3 A DMC is an independent group of experts who monitor patient safety and treatment efficacy data while a clinical trial is ongoing.

1.2	Significant events in the first half of 2024

The Company issued 3,144,654 warrants to EIB in connection with the drawdown of Tranche B (see Note 4.10 Financial debt)

On January 4, 2024, the Company issued 3,144,654 additional warrants to the European Investment Bank (“EIB”) and such warrants, the “EIB Tranche B Warrants”, in accordance with the terms of the 6th resolution of the combined general meeting of shareholders of January 25, 2023 and Article L.225-138 of the French Commercial Code, as a condition to the drawdown of the second tranche of €25.0 million (“Tranche B”) under the finance contract between the Company and EIB (“Finance Contract”). The 3,144,654 shares underlying the EIB Tranche B Warrants represented approximately 6.07% of the Company's then-outstanding share capital. If all the warrants issued to the EIB in connection with drawdown of the first tranche of €25.0 million (“Tranche A”) under the Finance Contract (the “EIB Tranche A Warrants” and, together with the EIB Tranche B Warrants, the “EIB Warrants”) and the EIB Tranche B Warrants were exercised, the EIB would hold approximately 9.9% of the Company's share capital as of June 30, 2024.

The exercise price of the EIB Tranche B Warrants is equal to €3.95 and corresponds to 95% of the volume-weighted average price of the Company's shares on the regulated market of Euronext Paris during the last trading session preceding the decision to issue the warrants (i.e. January 3, 2024).

The EIB Tranche B Warrants have a maturity of twelve years and shall be exercisable following the earliest to occur of (i) the maturity date of Tranche A (i.e., on December 8, 2026), (ii) a change of control event, (iii) an event of default under the Finance Contract, or (iv) a repayment demand by EIB under the Finance Contract. The EIB Warrants will automatically be deemed null and void if not exercised within the twelve-year period.

EIB has a put option which may require the Company to repurchase all or part of the unexercised EIB Tranche B Warrants then exercisable at their intrinsic value (subject to a cap equal to the amount drawn under the Finance Contract) under certain circumstances (for example, in the event of a change of control or on the maturity date of Tranche A or in the event of default). The Company (or a substitute third party) has a call option to require EIB to sell all shares and other securities of the Company, including the EIB Warrants, to the Company, subject to certain terms and conditions. In addition, the Company has a right of first refusal to buy-back all EIB Tranche B Warrants offered for sale to a third party, subject to certain terms and conditions.

On the basis of the 3,144,654 new shares of the Company issuable upon exercise of all the EIB Tranche B Warrants at a price of €3.95 per new share, the Company could potentially receive gross proceeds of up to €12,421,383. There is no assurance that EIB will exercise any or all of the EIB Warrants or that the Company will receive any proceeds from the exercise of the warrants.

The exercise ratio of EIB Tranche A Warrants has been adjusted following the issue of Tranche B Tranche B Warrants. As of the date of authorization of the issuance of these financial statements, one EIB Tranche A Warrant entitles its holder to subscribe for 1.27 ordinary shares in the Company.

The Company draws down Tranche B of €25 million under Finance Contract with EIB (see Note 4.10 Financial debt)

On January 18, 2024, the Company drew down Tranche B of €25 million under the Finance Contract with EIB.

After the drawdown of Tranche A in December 2022, the Company had an option to access further €25 million tranche, Tranche B, subject to the achievement of certain conditions precedent. Following the achievement of those conditions, the Company decided to draw on Tranche B. The Company intends to use the proceeds to fund part of NATiV3.

Tranche B carries a 7% interest capitalized annually and repayment in fine. The repayment is due in January 2027, three years after its disbursement. The disbursement of Tranche B was subject to, among other conditions, (i) the full drawdown of Tranche A, (ii) the receipt by the Company from the date of the Finance Contract of an aggregate amount of at least €70 million (inclusive of the €18 million that was a condition for the disbursement of Tranche A), paid either in exchange for shares of the Company, or through upfront or milestone payments, (iii) an out-licensing, partnership or royalty transaction with an upfront payment of at least €10 million, (iv) operational criteria based on patient enrollment and number of sites activated in the Company’s NATiV3 Phase III clinical trial of lanifibranor in patients with NASH and (v) the Company issuing EIB Tranche B Warrants (see above - The Company issued 3,144,654 warrants to EIB in connection with the drawdown of Tranche B) in accordance with the terms and conditions of the warrant agreement entered into on July 1, 2022.

Tranche B of €25 million was recognized as financial debt at amortized cost, which takes into account the fair value of the derivative instrument (warrants) at inception and the borrowing costs.

On June 12, 2024, the Company and EIB amended the warrant agreement to modify the rules for adjusting the exercise ratios of the EIB Warrants.

Treatment-related Suspected Unexpected Serious Adverse Reaction in the first quarter of 2024

On February 15, 2024, the Company announced that an adverse event of elevated aminotransferases in liver tests was reported in a patient enrolled in the NATiV3 trial following a scheduled visit. The patient had been without clinical symptoms throughout the period of observation. This event has been assessed as a treatment-related SUSAR. Other milder cases of elevation of aminotransferases among trial participants have also been reported in the trial. The Company decided to voluntarily pause screening and randomization to implement changes to the enrollment criteria to exclude patients diagnosed or with a predisposition to autoimmune liver or thyroid disease and more frequent liver monitoring for patients enrolled in the trial as recommended by the DMC in the first quarter of 2024. Patients enrolled in the trial continued to receive treatment under the new liver monitoring schedule recommended by the DMC. This SUSAR is the first reported in all clinical trials with lanifibranor.

On March 7, 2024, the Company received approval from the central IRB overseeing clinical research in the United States to resume screening activities in its sites. This was an important milestone as 152 sites of the NATiV3 clinical trial sites are operating under central IRB and have so far randomized over 60% of the patients in the main cohort.

Due to a delay of around 3 to 5 months in recruitment, the Company is currently targeting the first visit of the last patient for the second half of 2024, to complete randomization in the first half of 2025 and the main results for the second half of 2026 (versus the beginning of the second half of 2026 as previously disclosed).

The Company presented the results of LEGEND Phase IIa combination trial with lanifibranor and empagliflozin in patients with MASH/NASH and T2D

On March 18, 2024, the Company announced positive results from its LEGEND proof-of-concept study combining lanifibranor with empagliflozin in patients with MASH/NASH and T2D.

The LEGEND trial was designed as a multi-center, randomized, 24-week treatment, placebo-controlled Phase II Proof-of-Concept trial to assess the safety and efficacy of lanifibranor in combination with the SGLT2 inhibitor empagliflozin for the treatment of patients with non-cirrhotic MASH/NASH and T2D. The trial was double-blind for the placebo arm and lanifibranor (800mg daily) arm, and open-label for the combination of lanifibranor (800mg daily) and empagliflozin (10mg daily) arm. The diagnosis of non-cirrhotic MASH/NASH was based on historic histology evaluation or a combination of non-invasive methods including diagnostic methods including imaging. As planned per protocol, the interim analysis was done once half of the 63 planned randomized patients with MASH completed the 24-week treatment period or prematurely discontinued from treatment.

The study achieved the primary efficacy endpoint with an absolute reduction in Hemoglobin A1c (HbA1c) of 1.14% and 1.59% in patients with MASH and T2D treated with lanifibranor (800mg daily) or in combination with empagliflozin (10mg daily) at week 24 compared to an increase of 0.26% observed in the placebo arm.

The study also demonstrated a statistically significant reduction in hepatic steatosis measured by MRI-PDFF, in patients treated with lanifibranor alone and in combination with empagliflozin, -47% and -38% respectively, compared to placebo (0%). 83% and 67% of patients treated with lanifibranor alone or in combination with empagliflozin respectively, showed a reduction greater or equal to 30% of their hepatic fat, compared to 0% in the placebo arm. In addition, the study demonstrated a statistically significant effect on several secondary and exploratory endpoints, including liver enzymes (alanine aminotransferase (“ALT”) and aspartate aminotransferase (“AST”)), insulin resistance (HOMA-IR), HDL, and adiponectin. Markers of liver inflammation and fibrosis (corrected T1 relaxation time (cT1) assessed by LiverMultiScan®) were assessed for the first time with lanifibranor and showed a significant effect with lanifibranor alone and in combination with empagliflozin.

The study also demonstrated that patients treated with lanifibranor in combination with empagliflozin maintained a stable weight throughout the 24 weeks study, addressing the moderate, metabolically healthy, weight gain that can be observed in some patients treated with lanifibranor alone. Furthermore, these results demonstrated a significant relative reduction in the VAT/SAT ratio (visceral and subcutaneous adipose tissue) in patients treated with lanifibranor alone or in combination with empagliflozin, -5% and -17% respectively, compared to an increase of 11% in patients under placebo. This result reflects a shift from pro-inflammatory visceral fat towards metabolically healthy adipose tissue.

The treatment with lanifibranor 800mg/daily alone and in combination with empagliflozin 10mg/daily for 24 weeks appears to be well tolerated, with no safety concerns reported.

Given that the primary endpoint of LEGEND was met, and statistically significant results were achieved on several key additional markers, the Company has decided to stop the recruitment as defined per protocol. More details on these results are expected to be presented in upcoming scientific conferences and submitted for publication.

Additional results from NATIVE Phase IIb clinical trial

On May 13, 2024, the Company announced the publication in Nature Communications of additional results from NATIVE Phase IIb clinical trial demonstrating improvement of markers of cardiometabolic health in patients with MASH/NASH treated with lanifibranor.

Improvements were observed for insulin resistance (insulin levels, HOMA-IR), lipid metabolism (triglycerides, HDL-cholesterol, apolipoproteins), control of glycemia (HbA1c, fasting glucose (FG) levels), systemic inflammation (hs-CRP, ferritin), hepatic steatosis and diastolic blood pressure.

Recommendation of the fourth DMC of the NATiV3 Phase III clinical trial with lanifibranor in patients with MASH/NASH

On May 16, 2024, the Company announced the positive recommendation of the fourth DMC of the NATiV3 Phase III clinical trial with lanifibranor in patients with MASH/NASH.

The DMC recommended to continue the clinical trial without further modification of the protocol, as amended immediately after learning about SUSAR, based on the pre-planned review of safety data.

The recommendation was based on the unblinded review by the DMC of safety data from more than 900 patients randomized in the main and exploratory cohorts, including more than 360 and 80 patients that have been treated for more than 48 and 72 weeks, respectively.

The patient who experienced the adverse event of increased liver test results, which was reported as a SUSAR, had been without clinical symptoms throughout the period of observation and has fully recovered.